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                                 Exhibit 10 (a)
                               Consent of Counsel


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     February 28, 1997




     Board of Directors
     Canada Life Insurance Company of New York
     Canada Life of New York Variable Annuity Account 1
     500 Mamaroneck Avenue
     Harrison, New York 10528


     Gentlemen:

     I hereby consent to the use of my name under the Caption "Legal Matters" in the Statement of Additional Information contained in Post-effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 33-32199) filed by Canada Life Insurance Company of New York and Canada Life of New York Variable Annuity Account 1 with the Securities and Exchange Commission. In giving this consent, I do not admit that I am in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

     Sincerely,

     /s/ David A. Hopkins

     David A. Hopkins
     Chief Counsel, U.S. Division

     DAH/dr

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